PROSPECTUS SUPPLEMENT DATED FEBRUARY 1, 2007

Filed pursuant to Rule 497(e) under the Securities Act of 1933, File No. 333-03715

SUPPLEMENT DATED FEBRUARY 1, 2007

TO THE PROSPECTUS OF

NUVEEN NWQ SMALL-CAP VALUE FUND

Dated October 30, 2006

The following disclosure is hereby inserted at the beginning of the section of the Prospectus entitled “How to Buy Shares”:

Effective at the close of business on February 15, 2007, the Fund will suspend offering its shares to new investors, except as follows. The Fund will continue to offer shares (1) through retirement plans which had the Fund approved or under review as of January 15, 2007, (2) to clients of financial services firms using the Fund in a standardized asset allocation program, and (3) to benefit plans sponsored by Nuveen Investments and its affiliates. The Fund will continue to offer shares to existing shareholders and, as market conditions permit, may recommence offering shares to other new investors in the future. Any such offerings of the Fund’s shares may be limited in amount and may commence and terminate without any prior notice.

MGN-SMCV-0207D